                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.71413%
POOL NUMBER:  Group 1 = 1758
____________________________________________________________________________________________

ISSUE DATE:  08/29/2001
CERTIFICATE BALANCE AT ISSUE:    $755,114,461.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     654                         $254,192,004.54
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $232,899.16
Unscheduled Principal Collection/Reversals                           $415,291.58
Liquidations-in-full                                     102      $39,194,260.92
Net principal Distributed                                         $39,842,451.66    ($39,842,451.66)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        552                         $214,349,552.88

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,539,486.24

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $116,972.89

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $41,264,965.01

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-s9                                  WEIGHTED AVERAGE PC RATE:    6.71413%
POOL NUMBER:  Group 1 = 1758
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $39,842,451.66     $1,422,513.35             $0.00     $1,422,513.35             $0.00    $41,264,965.01

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $7,551,145.00             $0.00             $0.00             $0.00     $7,551,145.00
Bankruptcy Bond
   Single-Units           $188,037.00             $0.00             $0.00             $0.00       $188,037.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $7,551,145.00             $0.00             $0.00             $0.00     $7,551,145.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,299,282.97         3      $1,031,134.97         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $307,657.93         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
02/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $12,205,529.56
                B2                 $4,437,840.04
                B3                 $2,588,250.19
                B4                 $2,218,920.05
                B5                 $1,108,970.20
                B6                 $1,482,722.19
                              __________________
                Total             $24,042,232.23
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2003):

SERIES:  2001-s9                POOL NUMBER:  Group 1 = 1758

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $214,349,552.88**        $3,638,075.87***        $2,299,282.97***
Number:                         1736                      9                       5
% of Pool:                    100.00%                  1.70%                   1.07%
(Dollars)
% of Pool:                    100.00%                  0.52%                   0.29%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,031,134.97***                $0.00***          $307,657.93***
Number:                           3                       0                       1
% of Pool:                    0.48%                    0.00%                   0.14%
(Dollars)
% of Pool:                    0.17%                    0.00%                   0.06%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2003 scheduled payments and January 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2003.

Trading Factor, calculated as of distribution date : 0.28386366.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2003, and unscheduled prepayments in months prior to February ) can be calculated.